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*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17
C.F.R. SECTIONS 200.80(B)(4) AND 230.406.

Exhibit 10.80

Confidential

Chemistry Products and Services Agreement

        The parties, Pfizer Inc, a Delaware corporation, having a place of business at 235 East 42nd Street, New York, New York 10017 and its Affiliates ("Pfizer") and Discovery Partners International, Inc, a Delaware corporation, having a place of business at 9640 Towne Centre Drive, San Diego, CA 92121 and its Affiliates ("DPI") enter into this Chemistry Products and Services Agreement as of January 5, 2004 (the "Agreement") to provide Pfizer with chemistry products and services, that may include but are not limited to development of protocols and procedures useful in the production of pharmaceutically relevant compounds, to design and synthesize libraries of Pfizer exclusive compounds for Pfizer's chemical files, penultimate compounds, lead libraries, monomers and templates, and other services from time to time on the terms and subject to the conditions set forth below.

1.    DEFINITIONS.

        Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified as set forth below:

        1.1    "Affiliates" means any corporation or other legal entity owning, directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting securities of Pfizer or DPI; any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by Pfizer or DPI or any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by a corporation or other legal entity which owns, directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting securities of Pfizer or DPI.

        1.2    "Agreement Period" means the period beginning on the Effective Date and ending two (2) years later, unless extended by mutual agreement of the parties.

        1.3    "Annual Budget" means the amount of money that Pfizer commits to fund the Annual Project Plan for any individual Commitment Year as provided in the Annual Project Plan.

        1.4    "Annual Project Plan" means the written plan describing the research in the Area to be carried out during each Commitment Year by Pfizer and DPI pursuant to this Agreement,

unless modified during the Commitment Year by the Steering Committee. Each Annual Project Plan will be agreed to by the parties and attached to and made a part of this Agreement as Exhibit A.

        1.5    "Area" means research and development of synthetic processes, procedures or protocols for synthesis and purification of compounds, generation of Virtual Libraries and the production and purification of Tangible Libraries, MT Compounds, and Penultimates, as well as the development or modification of Protocols and Other Services such as, but not limited to, computational work as specified in the Annual Project Plans or Work Orders as agreed to between the parties from time to time.

        1.6    "Commitment Year" means a twelve (12) month period commencing on the Effective Date and each anniversary thereafter.

        1.7    "Compound" means any individual chemical compound that is an FE Compound, LL Compound, MT Compound, HF Compound or a Penultimate.

        1.8    "DPI Confidential Information" means all confidential information about any element of the DPI Technology that is disclosed by DPI to Pfizer and designated "Confidential" in writing by DPI at the time of disclosure or within thirty (30) days following disclosure.

        1.9    "DPI Technology" means, Technology that is or was developed or acquired by employees of or consultants to DPI alone or jointly with third parties prior to the Effective Date, or after the Effective Date in the course of activities not related to the Project Plan or Project Program. For the purposes of the disclosure by DPI to Pfizer of DPI Technology, such disclosure specifically excludes [ *** ] related to [ *** ] thereon that may be developed or acquired by employees of or consultants to DPI.

        1.10    "Effective Date" is January 5, 2004.

        1.11    "Events of Termination for Cause" means events of termination for cause as further defined in Section 17.2.

        1.12    "Expiration Date" is January 5, 2006 unless extended by the parties.

        1.13    "File Enrichment Compound" or "FE Compound" means any individual chemical compound derived from an FE Library.

        1.14    "File Enrichment Library" or "FE Library" means a Tangible Library and Virtual Library of chemical compounds generated pursuant to this Agreement and with the chemical compound and Library specifications set forth in the Specifications Schedule.

        1.15    "Full Time Equivalent" ("FTE") means the amount of work equivalent to a full time employee working on a full time basis consistent with normal business and scientific practice (who works at least a forty (40) hour work week with normal vacation, holiday and sick time) working for DPI for a period of one (1) year.

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        1.16    "FTE month" means the amount of work equivalent to one twelfth (1/12) of an FTE.

        1.17    "FTE Services" means the work efforts by a common FTE pool to prepare and deliver MT Compounds and HF Compounds (other than HF Processing) as further described in Section 2.4.3 and Other Services, in accordance with the Annual Project Plan and funded by Pfizer.

        1.18    "Hit Follow Up Compound" or "HF Compound" means any individual chemical compound derived from an HF Library.

        1.19    "Hit Follow Up Library" or "HF Library" means a Tangible Library of chemical compounds generated pursuant to this Agreement and with the chemical compound and Library specifications set forth in the Specifications Schedule.

        1.20    "Hit Follow Up Processing" or "HF Processing" means the tasks performed by DPI associated with the purification, packaging and shipping of the HF Compounds.

        1.21    "Hit Follow Up Services" or "HF Services" means the use and combination of FTE Services with HF Processing required to prepare and deliver HF Compounds.

        1.22    "Large Library Compound" or "LL Compound" means any individual chemical compound derived from an LL Library.

        1.23    "Large Library" or "LL Library" means a Tangible Library (in general to be larger than an FE Library) of chemical compounds generated pursuant to this Agreement and with the chemical compound and Library specifications set forth in Specifications Schedule.

        1.24    "Library" means a set of related chemical compounds contemplated by a Protocol.

        1.25    "Light Compound" means any HF Compound, LL Compound or FE Compound meeting its respective specifications as a "Light Compound" as set forth in the Specifications Schedule.

        1.26    "Monomer and Template Compound" or "MT Compound" means the chemical compound generated pursuant to this Agreement and resulting from a protocol, literature, structure, starting material or other source with the specifications set forth in Specifications Schedule.

        1.27    "Other Services" means services, in addition to those provided for in this Agreement at the Effective Date, that are provided by DPI for Pfizer from time to time, such as work which is in addition to that contemplated by the Annual Project Plan and Annual Budget, computational chemistry and other work, agreed to by the parties and as expressed in a written Work Order and funded or paid for by Pfizer with funds incremental to the Annual Budget.

        1.28    "Patent Rights" means all patent rights within Technology including all of patent applications, whether domestic or foreign, claiming such patentable inventions, continuations,

continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof.

        1.29    "Penultimate" means an individual chemical entity, which is a stable chemical compound of a synthetic step nearest to, but not equal to the final product of the synthetic route, within a Tangible Library.

        1.30    "Pfizer Confidential Information" means all confidential information about any element of Pfizer Technology that is disclosed by Pfizer to DPI and designated "Confidential" in writing by Pfizer at the time of disclosure or within thirty (30) days following disclosure. In addition, Pfizer Confidential Information includes items listed in Section 10.1.1, Pfizer Inputs delivered by Pfizer to DPI, and this Agreement, its attachments and Exhibits.

        1.31    "Pfizer Inputs" means the [ *** ], and any other tangibles or non-tangibles that are scheduled to be delivered by Pfizer to DPI in an Annual Project Plan or are necessary or desirable for Pfizer to provide and or deliver to DPI in order for DPI to complete the goals and deliverables provided by Pfizer to DPI as scheduled in the Annual Project Plan. The Pfizer Inputs and the timing of their delivery from Pfizer to DPI will be identified in the Annual Project Plan.

        1.32    "Pfizer Technology" means, Technology that is or was developed or acquired by employees of or consultants to Pfizer alone or jointly with third parties prior to the Effective Date, or after the Effective Date in the course of activities not related to the Project Plan or Project Program.

        1.33    "Program Technology" means Technology that is or was developed or acquired by employees of or consultants to Pfizer or DPI solely or jointly with each other in the course of performing the Project Plan and that relates to [ *** ] scheduled to be delivered by [ *** ] in accordance with the [ *** ] [ *** ] and specifically excludes [ *** ] [ *** ].

        1.34    "Project Plan" means the applicable Annual Project Plan for each Commitment Year of the Agreement Period.

        1.35    "Project Program" means the collaborative work in the Area conducted by Pfizer and DPI pursuant to the Annual Project Plans.

        1.36    "Protocol" means a detailed set of methods and standard operating procedures designed to be used for synthesis and purification, including but not limited to HPLC purification, of a Compound.

        1.37    "Specifications Schedule" means the schedule attached to and made part of this Agreement entitled the Specifications Schedule that identifies the specifications of the Compounds and their design and other criteria that are targeted to be met by the appropriate party as modified and agreed to by the Steering Committee from time to time.

        1.38    "Steering Committee" means the committee comprised of an equal number of Pfizer and DPI employees that direct the Project Plan and have other responsibilities as further defined in Section 6.3.

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        1.39    "Tangible Library" means a group of related FE Compounds, LL Compounds or HF Compounds synthesized by DPI as requested by Pfizer under this Agreement.

        1.40    "Technology" means and includes all [ *** ] that includes, but is not limited to, [ *** ], within the Area.

        1.41    "Virtual Library" means a set of FE Compounds that are described by [ *** ].

        1.42    "Work Order" means a written description of products, work or services that DPI will provide to Pfizer from time to time, on terms and conditions that are agreed to between the parties that is in addition to the work described in the Annual Project Plan and funded or paid for by Pfizer with funds incremental to the Annual Budget for any given Commitment Year.

2.    SCOPE OF WORK.

        2.1    Annual Project Plan. The Annual Project Plans for [ *** ] and [ *** ] are approved by the parties and attached to and made part of this Agreement as Exhibit A. The Annual Project Plan, for any Commitment Year subsequent to [ *** ], if the parties mutually agree to extend the Agreement Period beyond the contemplated [ *** ] years, will be prepared and agreed to, but not approved, by the Steering Committee and shall include at least the following elements:

    a)
    the contemplated annual budget, subject to approval per Section 3, for the Annual Project Plan; and

    b)
    the anticipated work (FE Compounds [ *** ], LL Compounds, HF Compounds, and MT Compounds) to be completed in a given Commitment Year; and

    c)
    the metrics, to evaluate the work, which are specific, measurable, accurate, reliable and timely (where applicable); and

    d)
    the schedule, on a quarterly basis, for the delivery of FE Compounds and related Penultimates; and

    e)
    the schedule, on a quarterly basis, for the delivery of LL Compounds; and

    f)
    the schedule, on a quarterly basis, for the amount of HF Processing capacity that DPI shall provide during the Commitment Year; and

    g)
    the schedule, on a quarterly basis, for the number of FTEs that DPI will provide to complete FTE Services during the Commitment Year; and

    h)
    the Pfizer Inputs, the means by which they shall be delivered to and accepted by DPI, and the timing of their delivery; and

    i)
    other items as mutually agreed to by the Steering Committee.

        2.2    Management of and Changes to an Annual Project Plan by Steering Committee.

          2.2.1    Management of the Annual Plan. The Steering Committee will manage the Annual Project Plan. Work done under the Annual Project Plan will be monitored by the Steering Committee and progress of the work may be compared to the scheduled quarterly work in the Annual Project Plan.

          2.2.2    Changes to an Annual Project Plan. Changes to the work in the Annual Project Plan (FE Compounds, LL Compounds, HF Compounds, and MT Compounds or

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    other agreed to substitute within the Area) can be contemplated by the Steering Committee and the budget can be reallocated amongst the various types of work in the Project Program provided that:

    a)
    the Steering Committee approves; and

    b)
    the [ *** ]; and

    c)
    the budget planned in any individual calendar quarter is [ *** ] that contemplated in the Annual Project Plan.

        2.3    Timing of Approval to the Annual Project Plan. The [ *** ] and [ *** ] Annual Project Plans are approved by the parties and are attached to this Agreement as Exhibit A. If the parties mutually agree to extend the Agreement Period beyond the contemplated [ *** ] years, as described in Section 3.1.3, the Steering Committee shall prepare and agree to all future Annual Project Plans not later than [ *** ], and approve of all future Annual Project Plans not later than [ *** ] of the year preceding the Commitment Year of such Annual Project Plan.

        2.4    Deliverables under the Annual Project Plan. The Annual Project Plan will set forth the deliverables that DPI will provide; to include the deliverable schedule, to Pfizer during the Commitment Year. The Annual Project Plan will also set forth Pfizer Inputs that Pfizer will provide, the deliverable schedule, to DPI during the Commitment Year, such that DPI can perform the work. Pfizer shall use reasonable commercial efforts to provide the Pfizer Inputs within the timeframes contemplated in the Annual Project Plan.

          2.4.1    FE Program. DPI shall use reasonable commercial efforts to deliver the full number of FE Compounds in general accordance, [ *** ] in any quarter, with the schedule set forth in the Annual Project Plan for any given Commitment Year. Subject to Section 3.5, Pfizer shall not be obligated to pay, in accordance to Section 3.2, for any FE Compounds in excess of the number of FE Compounds scheduled to be delivered in the Annual Project Plan for such Commitment Year. DPI shall bear the cost of delivery of the FE Compounds. In connection with the delivery of FE Compounds, DPI shall also deliver to Pfizer, on a FE Library basis:

    a)
    [ *** ]; and

    b)
    an [ *** ] and [ *** ]

    c)
    [ *** ]; and

    d)
    [ *** ].

          2.4.2    LL Program. DPI shall use reasonable commercial efforts to deliver the full number of LL Compounds in general accordance, [ *** ] in any quarter, with the schedule set forth in the Annual Project Plan for any given Commitment Year. Pfizer shall not be obligated to pay, in accordance to Section 3.2, for any LL Compounds in excess of the number of LL Compounds scheduled to be delivered in the Annual Project Plan for such Commitment Year. DPI shall bear the cost of delivery of the LL Compounds. In connection with the delivery of the LL Compounds, DPI shall also deliver to Pfizer:

    a)
    [ *** ]; and

    b)
    [ *** ]; and

    c)
    [ *** ].

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          2.4.3    FTE Services Program (HF Compounds and MT Compounds).

    a)
    DPI shall use FTE Services to complete MT Compounds that DPI prepares and delivers to Pfizer under the Annual Project Plan. As further described in subsection b) below, DPI shall use both FTE Services and HF Processing capacity to complete HF Compounds that DPI prepares and delivers to Pfizer under the Annual Project Plan. As agreed to by the Steering Committee, the FTEs will be assigned to complete the objectives of the Annual Project Plan prioritized as follows:

    i)
    all [ *** ] associated with the [ *** ] of [ *** ]); and

    ii)
    [ *** ]; and

    iii)
    [ *** ].

    b)
    Delivery of HF Compounds. All of DPI's efforts to prepare, complete and deliver HF Compounds to Pfizer (other than the work effort directly associated with HF Processing) will be provided as part of the FTE Services. DPI will deliver HF Compounds that result from HF Services. DPI shall bear the cost of delivery of the HF Compounds. DPI will use reasonable commercial efforts to deliver as part of the HF Services, the following:

    i)
    [ *** ]; and

    ii)
    [ *** ]; and

    iii)
    [ *** ].

    c)
    Delivery of MT Compounds. All of DPI's efforts to prepare, complete and deliver MT Compounds to Pfizer will be provided as part of the FTE Services. DPI will deliver the MT Compounds that result from such FTE Services. DPI shall bear the cost of delivery of the MT Compounds. DPI will use reasonable commercial efforts to deliver the following:

    i)
    [ *** ]; and

    ii)
    [ *** ]. [ *** ]; and

    iii)
    [ *** ].

          2.4.4    Other Services. From time to time, Pfizer may request Other Services, which will be completed by DPI on the basis of Work Orders, where such Work Orders, and associated budget, shall be approved by the parties and attached to and made part of this Agreement as Exhibit B. The deliverables and budget schedules for Other Services shall be set forth in the applicable Work Order.

3.0    ANNUAL BUDGET

        3.1    Annual Budgets. For each Commitment Year, the parties shall prepare a budget based on the Annual Project Plan for that year. The Annual Budgets for [ *** ] and [ *** ] are approved by the parties and are attached to this Agreement as part of Exhibit A. Unless the parties agree to amend the Annual Budgets for [ *** ] or [ *** ] in writing, where such amendment may only increase the Annual Budget(s), the amount set forth in the Annual Budgets shall be the amount payable by Pfizer for work covered by the Annual Project Plan provided that DPI fulfills its obligations under the Annual Project Plan and this Agreement. If the [ *** ] to

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[ *** ] then for [ *** ] the [ *** ] will [ *** ] the [ *** ] to [ *** ] and [ *** ] the [ *** ] to be [ *** ] by [ *** ].

          3.1.1    [ *** ] Annual Budget. The Annual Budget for the [ *** ] Annual Project Plan is [ *** ]).

          3.1.2    [ *** ] Annual Budget. The Annual Budget for the [ *** ] Annual Project Plan is [ *** ]). The 2005 Annual Budget, if greater than ($[ *** ]), will be agreed to by the parties no later than [ *** ].

          3.1.3    [ *** ] Annual Budget. If the parties agree to extend the Agreement Period in [ *** ], Pfizer will provide Notice to DPI of an approved Annual Budget, by [ *** ] and/or [ *** ] respectively.

        3.2    Funding under the Annual Budget. The Annual Budget describes the funds that Pfizer shall provide for a Commitment Year on a quarterly basis.

          3.2.1    FE and LL Compounds. Subject to Sections 2.2.2 and 2.4, for any Annual Project Plan under which DPI has committed to deliver FE Compounds or LL Compounds, the corresponding Annual Budget will reflect the type of such Compounds (whether FE or LL), the number of each type of such Compounds to be delivered, and the delivery schedule; and will provide for Pfizer to pay DPI an amount equal to the sum of: (a) for [ *** ], the [ *** ] the [ *** ] plus (b) for [ *** ] the [ *** ] the [ *** ]. For Commitment Years [ *** ] and [ *** ], the FE Compound payment amount is [ *** ] per FE Compound and the LL Compound payment amount is [ *** ] per LL Compound.

          3.2.2    HF Compounds.

    a)
    Subject to Sections 2.2.2, and 2.4, for any Annual Project Plan under which DPI is scheduled to provide HF Services, the corresponding Annual Budget will reflect the amount of reserved HF Processing capacity and the availability of such; and will provide for Pfizer to pay DPI an amount equal to the [ *** ] the [ *** ] of [ *** ] which [ *** ] the [ *** ] the [ *** ]. For Commitment Years [ *** ] and [ *** ], the rate for HF Processing is [ *** ] per each HF Compound scheduled to be started in synthesis.

    b)
    Pfizer shall fund HF Processing for each calendar quarter of each Annual Project Plan based upon the HF Processing capacity scheduled in such quarter, provided that DPI reserves and makes available to Pfizer sufficient HF Processing capacity to complete the HF Compounds scheduled to be started in such quarter. Each party will allocate the HF Processing work and corresponding HF Processing capacity on a level basis during each quarter unless the Steering Committee otherwise agrees. Pfizer shall be entitled to receive all HF Compounds meeting specifications that are output from HF Processing in a quarter whether above or below the performance metrics that are agreed to from time to time by the Steering Committee. Pfizer shall also pay for, [ *** ].

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          3.2.3    FTEs Services Program. Subject to Sections 2.2.2 and 2.4, for any Annual Project Plan under which DPI has committed to provide FTE Services, the corresponding Annual Budget will reflect the number of such FTEs and provide an amount that Pfizer is to pay DPI which equals the product of the number of FTEs times the applicable FTE rate. For Commitment Years [ *** ] and [ *** ], the applicable FTE rate is [ *** ]. Pfizer agrees to fund the FTEs provided that DPI makes the requisite number of FTEs available to Pfizer in accordance with the quarterly schedule set forth in the Annual Project Plan.

          3.2.4    Other Services Deliverables. The deliverables for Other Services and the funding and payments associated with Other Services shall be set forth in the applicable Work Order.

        3.3    Rate of Payment for [ *** ]. The rate of payment for FE Compounds, LL Compounds, FTE Services and HF Processing, if the parties agree to extend the Agreement Period, shall be at the approval of the parties and shall be included in the respective [ *** ] Annual Project Plan.

        3.4    Pfizer's Payment. Pfizer's aggregate payment obligation under the Annual Budget shall equal the sum of the amounts determined in accordance with Sections 3.2 and shall be subject to reconciliation with the obligations DPI actually fulfilled during the Commitment Year as provided in Section 4.1.

        3.5    [ *** ] Delivery Option of FE Compounds or LL Compounds in [ *** ]. [ *** ] shall have the [ *** ], to [ *** ] (the "[ *** ]") during [ *** ]. The [ *** ] of [ *** ] that can be [ *** ] by [ *** ] during [ *** ] shall [ *** ]. If [ *** ] to [ *** ], it will [ *** ] of [ *** ] on or after [ *** ]. If [ *** ] and [ *** ] then [ *** ] will be [ *** ] to [ *** ] for [ *** ]. [ *** ] for [ *** ] shall be [ *** ] in the [ *** ] of [ *** ].

4.0    PAYMENT, PROCESSING, RECONCILIATION AND RELATED MATTERS

        4.1    Payment for Deliverables and Services. Payments by Pfizer to DPI against the Annual Budget for the Annual Project Plan in a given Commitment Year will be made according to the following schedule: (a) within [ *** ] of the Effective Date and each anniversary thereafter, [ *** ] of the Annual Budget shall be paid to DPI by Pfizer against a DPI invoice and such [ *** ] shall be applied equally among the four (4) quarterly invoices payable in accordance with Section 4.2, and (b) the remaining balance owed by Pfizer in any Commitment Year, shall be paid to DPI against a quarterly invoice from DPI as described in Section 4.2. Pfizer agrees to pay these funds to DPI provided that DPI fulfils its obligations to Pfizer under this Agreement for the applicable quarterly period for which payment was due.

        In connection with each invoice for each quarter and for the Commitment Year, DPI shall report to Pfizer the DPI deliverable obligations, which are:

    (i)
    the FE Compounds delivered to Pfizer that met the criteria set forth in the Specifications Schedule; and,

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    (ii)
    the LL Compounds delivered to Pfizer that met the criteria set forth in the Specifications Schedule; and,

    (iii)
    the HF Processing capacity made available to Pfizer; and,

    (iv)
    the number of FTEs made available to Pfizer; and,

    (v)
    any itemized charges with respect to Other Services under Section 3.2 and back charged materials in accordance with Section 4.4; and,

        In addition, DPI invoice will report the itemized output from the deliverable obligation under the Annual Project Plan, which are:

    (i)
    [ *** ]; and,

    (ii)
    [ *** ]; and,

    (iii)
    such other information that may reasonably be requested by Pfizer.

        Within [ *** ] days of the delivery of the invoice to Pfizer, the parties will reconcile the FTE Services performed, the HF Processing capacity provided and the FE and LL Compounds delivered against the Annual Budget. If there is a dispute of any invoiced amount, Pfizer shall pay any amount not in dispute and the parties will use reasonable commercial efforts to reconcile any other amounts due and payable based on the delivery of goods and the provision of services by DPI to Pfizer in accordance with the terms of this Agreement for the applicable period. During the review of the fourth and final invoice for the Commitment Year, the parties will reconcile all four (4) invoices for the Commitment Year. If the result is positive, the corresponding amount shall be due from Pfizer to DPI. If the result is negative, the corresponding amount shall be due from DPI to Pfizer.

        4.2    Quarterly Invoices. In order for DPI to receive payment, DPI will prepare and deliver to Pfizer one (1) invoice for a calendar quarter and deliver it to Pfizer. Each invoice shall list the Pfizer purchase order number, the dates being invoiced, the relevant Pfizer project code and the report described in Section 4.1. Invoices shall be submitted to Pfizer within [ *** ] of the close of a payment quarter, or sooner, as described below, in the event of termination. DPI's invoices shall be sent to: Pfizer Global Research and Development, 2800 Plymouth Road, Ann Arbor, Michigan 48105, Attention: [ *** ], or other Pfizer designate, with a copy to Pfizer Global Research and Development, 50 Pequot Avenue, New London, Connecticut 06320, Attention: [ *** ], or other Pfizer delegate.

        4.3    Payment by Pfizer. Each payment made by Pfizer pursuant to this Agreement shall be paid in U.S. currency by wire transfer in immediately available funds to an account designated by DPI, or by other mutually acceptable means, within [ *** ] after receipt and acceptance by Pfizer of the invoice from DPI.

        4.4    Cost of Materials.

          4.4.1    Pfizer will provide DPI with Pfizer Inputs as indicated in the Annual Project Plan, in connection with the development and synthesis of Compounds. With the exception of Pfizer Inputs, DPI will be responsible for acquiring [ *** ]. If however, [ *** ]. If [ *** ].

          4.4.2    If DPI requires specialty materials with Compounds such as [ *** ].

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          4.4.3    [ *** ] and [ *** ] will be provided by DPI for [ *** ]. This includes but is not limited to the following [ *** ]. By way of examples, this includes but is not limited to [ *** ]

          4.4.4    [ *** ] will be provided by DPI.

          4.4.5    [ *** ] requested by Pfizer that [ *** ].

          4.4.6    The cost of waste disposal will belong to [ *** ].

5.    RECORDS.

        5.1    DPI shall keep for [ *** ] from the conclusion of each Commitment Year complete and accurate records of its work done under [ *** ], and expenditures of effort made by DPI and received by Pfizer under [ *** ]. The records shall conform to good accounting principles as applied to a similar company similarly situated. Pfizer shall have the right at its own expense during the term of this Agreement and during the subsequent [ *** ] period to appoint an independent certified public accountant reasonably acceptable to DPI to inspect said records with respect to this Agreement provided by DPI to Pfizer to verify the accuracy of such availability of [ *** ] and [ *** ] with respect to [ *** ], pursuant to each Project Plan. Upon reasonable notice by Pfizer, DPI shall make its records available for inspection by the independent certified public accountant during regular business hours at the place or places where such records are customarily kept, to verify the accuracy of the expenditures of efforts. This right of inspection shall not be exercised more than [ *** ] and not more than [ *** ] covering any specific period of time. All information concerning such expenditures of efforts, and all information learned in the course of any audit or inspection, shall be deemed to be DPI Confidential Information, except to the extent that it is necessary for Pfizer to reveal the information in order to enforce any rights it may have pursuant to this Agreement or if disclosure is required by law. The failure of Pfizer to request verification of any expenditure of efforts before or during the [ *** ] period shall be considered acceptance by Pfizer of the accuracy of such expenditures of efforts, and DPI shall have no obligation to maintain any records pertaining to such report or statement beyond such [ *** ] period. The findings of such inspection, if any, shall be binding on the parties, subject to a reasonable opportunity for DPI or Pfizer to object to such findings, based upon reasonable supporting documentation.

6.    PROJECT PROGRAM.

        6.1    Purpose. DPI and Pfizer shall conduct the Project Program throughout the Agreement Period in accordance with each Annual Project Plan.

        6.2    Amendment of Project Plans. The Steering Committee shall review and amend, if necessary, the Annual Project Plan pursuant to Section 2.2. Any amendments to the Project Plan must be in writing and attached to and made part of this Agreement as Exhibit A.

        6.3    Steering Committee. Pfizer and DPI shall direct the Project Plan via the Steering Committee (the "Steering Committee"), which shall perform the following duties in good faith:

    a)
    prepare each Annual Project Plan; and

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    b)
    prepare and approve any amendments to the Annual Project Plan within a Commitment Year that are consistent with Section 2.2 and 3.1; and

    c)
    review and evaluate progress under each Annual Project Plan and report to Pfizer the progress under the Project Program, and Annual Project Plans according to metrics developed and agreed to by the Steering Committee; and

    d)
    approve, coordinate and monitor activities and staffing; and

    e)
    approve, coordinate, and monitor Technology transfers between parties; and

    f)
    review and approve publications for submission to the parties for approval pursuant to Section 11; This function shall survive the term of this Agreement; and

    g)
    develop and approve contingencies, when necessary, to ensure the Annual Project Plan is on track; and

    h)
    establish and agree upon Other Services to be submitted under this Agreement; and

    i)
    establish and appoint sub-committees to monitor work to be performed under the Annual Project Plan.

        6.4    Membership. Pfizer and DPI each shall appoint, in its sole discretion, four (4) members to the Steering Committee. Substitutes may be appointed at any time.

        The members initially shall be:

            Pfizer Appointees:
            [ *** ]

            DPI Appointees:
            [ *** ]

        6.5    Chair. The Steering Committee shall be chaired by two (2) co-chairpersons, one (1) appointed by Pfizer and the other appointed by DPI. Pfizer, acting responsibly, shall have the right to approve the selection of the DPI co chairperson.

        6.6    Meetings and Research Contacts.

          6.6.1    Meetings. The Steering Committee shall meet at least quarterly, at places selected by each party in turn and on dates mutually agreed by the parties. The first meeting of the Steering Committee, will cover the following: Roles and responsibilities of the Steering Committee members, confirmation of Annual Project Plan goals, Project Plan review, tentative meeting schedules for the quarterly and other meetings, minutes, reports, development of metrics and contact points. Representatives of Pfizer, or DPI, or both, in addition to members of the Steering Committee, may, upon the agreement of the other party, attend such meetings at the invitation and expense of that party when required to meet the Project Program goals.

          6.6.2    Research Contacts. In addition, the Steering Committee shall appoint a single contact at DPI and Pfizer ("the Research Contacts") to provide a written communication to the Steering Committee on a monthly basis detailing the progress of any existing subcommittees. A consolidated overview of the monthly communications

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    will also be presented by the Research Contacts to the Steering Committee at the quarterly Steering Committee meeting, with emphasis on progress against goals, issues, contingency plans (where required) and any open action items. All communication pertaining to the subcommittees shall be the sole responsibility of the Research Contacts. The Research Contacts, or a subcommittee designee shall hold at least biweekly telephone meetings beginning soon after the Effective Date, and prepare brief minutes of their discussions for distribution to the Research Contacts for review and approval within [ *** ] of such meetings. The Pfizer Research Contact shall be responsible for preparing the minutes and obtaining approval for routing.

        6.7    Minutes. Minutes will be written during the Steering Committee and distributed promptly after the Steering Committee meetings for review by the co-chairpersons. Minutes are to be approved by the parties prior to final acceptance and distribution. Permitted changes to the Annual Project Plan agreed to by the Steering Committee consistent with the remit under Section 2.2 that are committed to writing and signed by the co-chairs of the Steering Committee shall be binding on the parties.

        6.8    Decisions. All decisions of the Steering Committee shall be made by a unanimous affirmative vote. Notwithstanding the foregoing or any other provision of this Agreement, the Annual Project Plans may only be amended as mutually agreed by the Steering Committee pursuant to Section 2.1.

        6.9    Expenses. Pfizer and DPI shall each bear all of their respective expenses, including reasonable travel, related to the participation of their respective members of the Steering Committee.

7.    REPORTS AND MATERIALS.

        7.1    Reports. During the Agreement Period, DPI shall furnish to the Steering Committee summary written reports within [ *** ] after the end of each calendar quarter, describing the progress under the Project Plan, commencing on the Effective Date.

        7.2    Materials.

          7.2.1    DPI and Pfizer shall, during the Agreement Period, as a matter of course as described in the Annual Project Plan, or upon written or oral request, furnish to each other samples of synthetic chemical materials which are part of Pfizer Technology, DPI Technology or Program Technology and that are necessary for each party to carry out its responsibilities under the Annual Project Plan.

          7.2.2    DPI agrees to provide Compounds and Libraries in accordance with Section 2.4, and any materials requested by Pfizer when and as approved by the Steering Committee that pertain to this Agreement. Materials shall be delivered to a Pfizer designated contact, in a format agreed by the Steering Committee. DPI shall be responsible for the cost to ship Compounds to a designated [ *** ] or other location [ *** ].

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8.    LABORATORY FACILITIES and PERSONNEL.

        8.1    DPI shall provide suitable laboratory facilities, equipment and personnel for the work to be done by DPI in carrying out the Project Program.

9.    COMMERCIALLY REASONABLE EFFORTS.

        9.1    Pfizer and DPI shall each use commercially reasonable efforts to achieve the objectives of the Project Program. DPI will use commercially reasonable efforts to achieve the objectives listed in the Project Plan and Pfizer will use commercially reasonable efforts to assist DPI in each Project Plan.

10.    TREATMENT OF CONFIDENTIAL INFORMATION

        10.1    Confidentiality. Subject to Section 10.2, DPI and Pfizer agree that during the Agreement Period, and for [ *** ] thereafter, it will keep confidential, and will cause its Affiliates, employees, consultants, agents and sublicensees to keep confidential, all Confidential Information that is disclosed to it, or to any of its Affiliates, employees, consultants, agents or sub licensees by the other party pursuant to this Agreement. The term "Confidential Information" shall mean the DPI Confidential Information or the Pfizer Confidential Information, as applicable. Each party shall take such action, and shall cause its Affiliates, employees, consultants, agents and sub licensees to take such action, to preserve the confidentiality of each other's Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information. Neither party nor any of its respective Affiliates, agents or sub licensees shall use the other party's Confidential Information except as expressly permitted in this Agreement.

          10.1.1    Pfizer Confidential Information. For the purposes of this Section 10, Program Technology shall be deemed to be Pfizer Confidential Information. For greater clarity, Program Technology includes (though not exhaustive):

    a)
    the [ *** ] generated by DPI on behalf of Pfizer; and

    b)
    the [ *** ] part of the [ *** ] and [ *** ]; and

    c)
    the [ *** ] and [ *** ]; and

    d)
    the [ *** ] and [ *** ]; and

    e)
    the [ *** ]; and

    f)
    the modifications by DPI to [ *** ] to perform the work; and

    g)
    the results generated in the performance of Other Services (unless otherwise modified by the terms of the applicable Work Order).

        For certainty, the fact that [ *** ] relating to any [ *** ], or requested the [ *** ] of any [ *** ] or that [ *** ] [ *** ] shall be Pfizer Confidential Information.

        10.2    Permitted Disclosures. Pfizer and DPI each agree that a party may make disclosure of the other's Confidential Information to its or any of its Affiliates' officers, employees or agents only if and to the extent necessary to carry out its responsibilities under this Agreement. Pfizer and DPI each agree not to disclose the other's Confidential Information to any third parties under any circumstance without written permission from the other party; provided however that DPI may, with Pfizer's prior written permission, disclose certain Pfizer Confidential Information on as-needed basis to its network of third party sub-contractors engaged in the Project Program when such party is bound by confidentiality. DPI shall be

*** Confidential Treatment Requested

responsible for any breach of the third party's obligation regarding Pfizer Confidential Information.

        10.3    Return of Confidential Information. Each party, upon the other's request, will return all the Confidential Information disclosed to it by the other party pursuant to this Agreement, including all copies and extracts of documents, within [ *** ] of the request or upon the expiration or termination of this Agreement except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement or permitting the parties to practice the licenses granted under Section 14.3.

        10.4    Exceptions to Confidentiality. A party's obligation of nondisclosure and the limitations upon the right to use the Confidential Information, shall not apply to the extent that it can demonstrate that the Confidential Information: (a) [ *** ] or (b) [ *** ] or (c) [ *** ]. In addition, a party shall be entitled to disclose Confidential Information of the other party to the extent such Confidential Information is the subject of a demand for disclosure in connection with a legal or administrative proceeding, in which case such party will give the other party prompt notice of such demand and will assist the other party if it wishes to seek a protective order or other remedy with respect to such disclosure demand. To the extent that such party does not seek, or does not succeed in obtaining, a protective order or other remedy with respect to such disclosure demand, the other party will comply with the disclosure demand by disclosing only such portion of Confidential Information as its legal counsel determines it is required to disclose.

11.    PUBLICATION.

        11.1    Notwithstanding any matter set forth with particularity in this Agreement to the contrary, results obtained in the course of the Project Program shall not be published by DPI. Pfizer shall be permitted to publish results obtained in the course of the Project Program. With respect to DPI, exceptions to this no publication rule may be made on an individual basis. The Steering Committee shall consider any requests by DPI for publication at quarterly Steering Committee meetings. Publications approved by the Steering Committee shall be subject to final approval by DPI and Pfizer. Final written approval or disapproval shall be provided within [ *** ] of the Steering Committee recommendation. DPI publications shall not contain Pfizer Confidential Information. Pfizer publications shall not contain DPI Confidential Information.

12.    PUBLICITY.

        12.1    Confidentiality of the Agreement. Any information contained in this Agreement that is confidential information of a party shall remain confidential information of that party. Except as required by law or regulation, neither party may disclose the terms of this Agreement nor the services to be performed pursuant to it without the written consent of the other party, provided however, that DPI may disclose the terms, or provide copies, of this Agreement as necessary in the normal course of business to bankers, investors and others in order to obtain financing or engage in transactions material to DPI's business, provided that: a) [ *** ]; and b) [ *** ].

        12.2    SEC Filings. Pfizer understands that DPI may be required to file this Agreement as an exhibit to its public reporting documents filed with the Securities and Exchange Commission, subject to DPI's intent to request confidential treatment of certain confidential

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provisions and information in this Agreement. The parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the parties with the Securities and Exchange Commission or as otherwise required by law.

13.    PERMITTED DISCLOSURE.

        13.1    Disclosure of Inventions. Each party shall promptly inform the other about all inventions within the Program Technology that are made in the course of carrying out the Project Program by employees of, or consultants to, either of them solely, or jointly with employees of, or consultants to the other.

14.    OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS.

        14.1    Ownership. [ *** ] and [ *** ] shall be owned solely by [ *** ]. [ *** ] shall solely own [ *** ], [ *** ], and [ *** ].

        14.2    Intellectual Property. Subject to Section 14.1 and 14.3.2, [ *** ] acknowledges that [ *** ] shall have the [ *** ] [ *** ], to [ *** ] generated or obtained by [ *** ] on behalf of [ *** ] and any other [ *** ] [ *** ] by [ *** ] pursuant to the [ *** ] or [ *** ] (except as otherwise provided in any [ *** ]). [ *** ] shall not disclose [ *** ] to any third party, nor subject to [ *** ] use [ *** ] for the benefit of [ *** ] [ *** ]. [ *** ] agrees not to disclose that [ *** ] has [ *** ] for, or the [ *** ]. [ *** ] will not [ *** ] for or [ *** ] (to include those [ *** ]) to any third party, so long as the [ *** ] are [ *** ]. [ *** ] shall use [ *** ], [ *** ], and [ *** ] and any other [ *** ] of the [ *** ], as it sees fit in its course of business, including all commercial activities without further compensation to [ *** ].

        14.3    Grants of Research Licenses.

          14.3.1    Subject to the terms and conditions of this Agreement: i), [ *** ] grants to [ *** ] a [ *** ], [ *** ], to [ *** ] to the extent necessary to allow [ *** ] [ *** ] and any other [ *** ] of the [ *** ] by [ *** ] pursuant to the [ *** ] or [ *** ] as it sees fit in its course of business, including [ *** ]; and, ii) [ *** ] grants to [ *** ] a [ *** ], to [ *** ] that is provided to [ *** ] in connection with the [ *** ] to the extent such [ *** ] are necessary to allow [ *** ].

          14.3.2    [ *** ] grants to [ *** ] a [ *** ] solely relating to [ *** ].

15.    PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENTS RIGHTS.

        15.1    DPI shall be solely responsible for [ *** ]. Pfizer shall be solely responsible for [ *** ].

        15.2    [ *** ] agrees to [ *** ] but without further [ *** ], any documents necessary for [ *** ] with respect to [ *** ] name. [ *** ] shall, execute an [ *** ] to [ *** ] with respect to such [ *** ].

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        15.3    [ *** ] shall notify [ *** ] in a timely manner of any [ *** ]. Thereafter, [ *** ] shall have the [ *** ]

        15.4    [ *** ] agrees to complete[ *** ]. [ *** ] shall, [ *** ] to [ *** ] with respect to the [ *** ]. [ *** ].

16.    ACQUISTION OF RIGHTS FROM THIRD PARTIES.

        16.1    During the Agreement Period, DPI and Pfizer shall each promptly notify each other of any appropriate opportunities to acquire in any manner from third parties, technology or patents or information, which it elects to use in the course of performing the Project Program. DPI and Pfizer shall decide if such rights should be acquired in connection with the Project Program and, if so, whether by DPI, Pfizer or both, it being understood that nothing herein shall obligate either party to obtain such rights or, if it does acquire such rights, to make such rights available for use in the Project Program. If acquired such rights shall become part of the Confidential Information, Technology or Patent Rights, whichever is appropriate, of the acquiring party or Program Technology, as the case may be.

17.    TERMS, TERMINATION AND DISENGAGEMENT.

        17.1    Term. Unless terminated sooner, as provided below, or extended by mutual agreement of the parties, this Agreement shall expire on the second (2nd) anniversary of the Effective Date.

        17.2    Events of Termination for Cause. The following events shall constitute events of termination for cause ("Events of Termination for Cause"): i) if any representation, warranty or covenant by DPI or Pfizer in Sections 18 and 19 of this Agreement shall prove to have been incorrect in any material respect when made; or ii) DPI or Pfizer shall breach any material term, or covenant contained in this Agreement or in any of the Exhibits attached to it, and any such failure shall remain un-remedied for [ *** ] after written notice to the breaching party by the other party. Upon an Event of Termination for Cause the party not responsible may, by [ *** ] advance written notice to the other party, terminate this Agreement.

        17.3    Events of Termination for Change of Control. The following events shall constitute events of termination arising from a change of control of DPI ("Events of Termination for COC"): in the event of either: i) the transfer of all or substantially all of the assets of DPI by or to a third party during the term of this Agreement; or ii) a merger or consolidation under which DPI is not the surviving entity; or iii) any transaction, whether sale of stock, merger or other transaction, resulting in a change of control of DPI. On any Event of Termination for COC Pfizer shall have the right to terminate this Agreement. DPI shall notify Pfizer not later than [ *** ] of the Event of Termination for COC. If Pfizer intends to exercise its right to termination, it shall provide DPI written notice of such intention no later than [ *** ] after Pfizer receives DPI's notification described above. Such termination shall take effect [ *** ] after Pfizer gives DPI such notice (the "Termination Period").

          17.3.1    Termination Period and Termination Budget. During the Termination Period DPI shall deliver and provide, and Pfizer shall pay for [ *** ]. In the case of [ *** ] that [ *** ] by [ *** ] in accordance with the Annual Project Plan but

*** Confidential Treatment Requested

  which [ *** ], which [ *** ] in [ *** ] and [ *** ], [ *** ] may deliver to [ *** ] a [ *** ]. The rate per [ *** ] is [ *** ]. The amounts payable by Pfizer with respect to activities and deliverables during the Termination Period, (the "Termination Budget" shall not exceed [ *** ] that [ *** ] [ *** ] [ *** ] [ *** ]. If the Termination Period straddles the end of a calendar quarter then the portion equal to the percentage of the time-period of the next scheduled calendar quarter in the Termination Period shall be included in the calculation of the number or quantity of [ *** ] that will be provided in the Termination Period and the Termination Budget. By way of example only, if the Termination Period began on [ *** ], then the Termination Period would run from [ *** ] and the Termination Budget would be the [ *** ].

  If the Termination Budget would be [ *** ] that are scheduled to be provided during the Termination Period, then DPI will be required to deliver only those [ *** ] to the extent necessary to utilize the full, but not exceed, the Termination Budget. Work done during the Termination Period, will be prioritized to first, complete work [ *** ] [ *** ] [ *** ] during the Termination Period; and, second [ *** ] during the Termination Period; and third, the [ *** ] in the Annual Project Plan for the Termination Period (or as otherwise agreed by the Steering Committee). The Termination Budget will reflect the work allocation. Pfizer shall have the right, but not the obligation, [ *** ] to be delivered during the Termination Period; in which case, provided notice of such increased budget is included in the notice of termination, DPI will be obligated to complete the delivery of [ *** ]

        17.4    Termination at Pfizer's Discretion. At any time following the first anniversary of the Effective Date, Pfizer may terminate this Agreement on notice to DPI of at least six (6) months. Pfizer may exercise this right of termination by giving DPI written notice specifying the date on which such termination shall take effect. The obligations of the parties for services and payment shall follow subsection 17.3.1 noting that the example would apply by amending [ *** ] in the last sentence of the first paragraph to read "[ *** ]" and by amending "[ *** ]" in the same sentence to read "[ *** ]

        17.5    No Prejudice. Termination of this Agreement for any reason shall be without prejudice to the rights and obligations of the parties provided in Sections (5), (10), (11), (13) (14), (15), (17), (20), (21), (23) and any other Sections which provide by terms performance by either party subsequent to termination including without limitation DPI's right to receive all payments accrued hereunder up to the date of termination; or any other remedies which either party may otherwise have.

18.    REPRESENTATIONS AND WARRANTIES.

        Each of DPI and Pfizer represents and warrants to the other as follows:

        18.1    It is a corporation duly organized, validly existing and is in good standing under the laws of its jurisdiction of incorporation or formation, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification; and it has all requisite power and

*** Confidential Treatment Requested

authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

        18.2    The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders beyond the approvals already obtained, (b) violate any provision of any law, rule, regulations, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its certificate of incorporation or by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

        18.3    This Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

        18.4    It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations.

        18.5    It has good and marketable title to or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfillment of its responsibilities under the Project Program, subject to no claim of any third party other than any relevant lessors or licensors.

19.    COVENANTS OF DPI AND PFIZER OTHER THAN REPORTING REQUIREMENTS.

        Throughout the Agreement Period, each of DPI and Pfizer shall:

        19.1    maintain and preserve its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation or formation, and qualify and remain qualified as a foreign corporation in good standing in each jurisdiction in which such qualification is from time to time necessary or desirable in view of their business and operations or the ownership of their properties.

        19.2    comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any government authority to the extent necessary to conduct the Project Program, except for those laws, rules, regulations, and orders it may be contesting in good faith.

20.    DISCLAIMER AND WARRANTIES.

        20.1    EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION (18), DPI MAKES NO REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND, EXPRESS OR IMPLIED, AS TO ANY OTHER MATTER, INCLUDING, WITHOUT LIMITATION ANY REPRESENTATION, WARRANTY OR GUARANTEE AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY RESULTS BASED UPON RELIANCE THEREON, OR OTHERWISE, OR

THAT THE PROTOCOLS AND/OR COMPOUNDS DELIVERED PURSUANT HERETO OR THAT ANY PROCESS, PROTOCOL OR COMPOUND DERIVED THEREFROM WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

21.    INDEMNIFICATION.

        21.1    Pfizer and DPI will indemnify, defend and hold each other, and their respective officers, directors and agents, harmless for any and all damages, settlements, costs, legal fees and other expenses incurred in connection with a claim by a third party against the other party based on any action or omission of the indemnifying party's agents, employees, or officers under this Agreement; provided, however, that the foregoing shall not apply (i) if the claim is found to be based upon the gross negligence, recklessness or willful misconduct of the party seeking indemnification; or (ii) if such party fails to give the other party prompt notice of any claim it receives and such failure materially prejudices the other party with respect to any claim or action to which its obligation pursuant to this Section applies. If either party is obligated to indemnify the other party, then the indemnifying party shall in its sole discretion, choose legal counsel, control the defense of such claim or action and settle the same on such terms and conditions it deems advisable, except that it may not settle a claim or action under this Section 21 without the consent of the indemnified party if such settlement would impose any monetary obligations on such indemnified party or require such indemnified party to submit to an injunction or otherwise limit its Affiliates, employees, agents, officers or directors except as expressly set forth in this Agreement, neither party guarantees the safety or usefulness of any services or other deliverable received hereunder or other chemical compounds provided under this Agreement.

22.    NOTICES.

        22.1    All notices shall be in writing mailed via certified mail, return receipt requested, courier, or facsimile transmission addressed as follow, or to such other address as may be designated from time to time:

            If to Pfizer:
            [ *** ]

            If to DPI:

            Discovery Partners International
            9640 Towne Centre Drive
            San Diego, CA 92121
            Attn: President
            Fax: 858-455-8088
            Copy to: Chief Financial Officer
            Fax: 858-455-8088

        Notices shall be deemed given as of the date received at the above-specified address.

23.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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24.    MISCELLANEOUS.

        24.1    This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

        24.2    Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

        24.3    This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original. Signatures may be transmitted via facsimile, thereby constituting the valid signature and delivery of this Agreement.

        24.4    Amendment Waiver. This Agreement may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

        24.5    No Third Party Beneficiaries. No third party including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

        24.6    The parties acknowledge and agree that DPI may cause its subsidiary, which may or may not be ChemRx Advanced Technologies, Inc. to perform DPI's obligations under this Agreement.

        24.7    Entire Agreement. This Agreement shall govern with respect to its subject matter from and after its Effective Date and shall supercede with respect to such subject matter all other agreements in so far as they would otherwise operate from and after the Effective Date; but however, shall not affect such agreements with respect to the parties' rights and obligations accrued there under up to the Effective Date.

        24.8    Assignment and Successors. Subject to the terms and condition of Section (17.3), this Agreement may not be assigned by either party without the prior written consent of the other, except that Pfizer may assign this Agreement and the rights and interests of such party, in whole or in part, to any of its Affiliates. Subject to 17.3, DPI may assign this Agreement and the rights and interests of such party to any purchaser of all of its assets or to any successor corporation resulting from any merger of consolidation of such party with or into such corporations.

        24.9    Neither Pfizer nor DPI shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Pfizer or DPI.

        24.10    If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties that the remainder of the Agreement shall not be affected so long as the essential benefits of this Agreement remain enforceable and obtainable.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Agreed: Discovery Partners International, Inc		Agreed: Pfizer Inc
By:	/s/ RICCARDO PIGLIUCCI	By:	/s/ DR. JOHN LAMATTINA
Name:	Riccardo Pigliucci	Name:	Dr. John LaMattina
Title:	Chairman and CEO	Title:	President, PGRD
Date:	2/13/04	Date:	2/13/04

EXHIBIT A
To the Agreement between Pfizer Inc and
Discovery Partners International, Inc.
executed on January 5, 2004.

[ *** ] Annual Project Plan and [ *** ]

Product Classifications

        The plan for the collaboration between Pfizer, Inc and Discovery Partners International, Inc. (DPI) includes components of [ *** ].

Table 1

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Service for the Classes of Products

        1. FE:    Pfizer will provide DPI with [ *** ]. DPI will use [ *** ] to [ *** ] of [ *** ] to ensure that the [ *** ] have [ *** ] by [ *** ] [ *** ]. When it is agreed that [ *** ] in [ *** ], the [ *** ]. The [ *** ] will be [ *** ]. Currently the [ *** ] Annual Project Plan.

        2. LL:    Pfizer will provide DPI with [ *** ]. DPI will [ *** ]. When it is agreed that [ *** ] is [ *** ] in making the [ *** ]. The [ *** ] will be prioritized by the [ *** ]

        3. HF:    Pfizer will provide DPI with a [ *** ] and a [ *** ] in a [ *** ] for [ *** ] DPI will [ *** ] and [ *** ] of [ *** ] to [ *** ] to [ *** ]. When it is agreed that [ *** ] will [ *** ]. When these [ *** ] will [ *** ]. The [ *** ] will be [ *** ].

        4. MT:    Pfizer will provide DPI with [ *** ]DPI will [ *** ]When it is agreed that [ *** ]the[ *** ] The [ *** ]will be [ *** ].

        5. Other Services:    From time to time the parties may agree to perform Other Services. Such work as described on the appropriate Work Order will be monitored by the Steering Committee.

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Collaboration Goals and Budgets

        Targeted deliverables for the [ *** ] Annual Project Plan and the [ *** ] Annual Budget are shown in Table 2. Targeted deliverables for the [ *** ] Annual Project Plan and the annual budget for [ *** ] are shown in Table 3. The parties acknowledge that at the time of execution of this Agreement, [ *** ] has [ *** ] in the [ *** ] Annual Budget. The goals in the Annual Project Plan and the allocation of the budget may be modified by the Steering Committee during the course of the collaboration as allowed by the contractual terms in Section 2 and 3 of the Agreement.

Table 2 [ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]							[ *** ]

[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]			[ *** ]
[ *** ]							[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]			[ *** ]
*
The unit price of [ *** ] For the quarterly budgeted amount, [ *** ] agreed to by the Steering Committee subject to section 2.2.2.

        ^A[ *** ]

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Collaboration Management

        Steering Committee:    Refer to the Agreement for the roles and responsibilities of the Steering Committee per Section 6.

        Working Groups:    Four (4) initial working groups will be formed to manage activity toward each of the [ *** ] product types ([ *** ]). Each working group will be lead by one (1) Pfizer and one (1) DPI appointee. Working groups will meet weekly or biweekly by teleconference to handle daily communication, scientific and technical issues, and project prioritisation within the Group. Working group leaders will be responsible for communicating progress toward goals and major issues to the Research Contacts in a proactive manner.

Record Keeping:

        1.    A database record of [ *** ] that includes [ *** ] that are [ *** ], [ *** ], and [ *** ] to be [ *** ]. This [ *** ] will be [ *** ] to [ *** ]. [ *** ].

        2.    A database record of [ *** ] that includes [ *** ] This [ *** ]will be [ *** ].

        3.    A database record of [ *** ] This [ *** ] will be [ *** ].

        4.    A database record of [ *** ] This [ *** ] will be [ *** ].

        5.    [ *** ] 6. A database record of [ *** ] will be [ *** ] 7. [ *** ] 8. [ *** ] 9. [ *** ]

*** Confidential Treatment Requested

EXHIBIT B
To the Agreement between Pfizer Inc and
Discovery Partners International, Inc.
executed on January 5, 2004.

Work Orders

[ *** ]

*** Confidential Treatment Requested

SPECIFICATIONS SCHEDULE

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

*** Confidential Treatment Requested

QuickLinks

Chemistry Products and Services Agreement
[ *** ] Annual Project Plan and [ *** ]
EXHIBIT B To the Agreement between Pfizer Inc and Discovery Partners International, Inc. executed on January 5, 2004.
Work Orders
SPECIFICATIONS SCHEDULE